DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Florida Intermediate Municipal Bond Fund. For its annual reporting period ended December 31, 1996, your Fund produced a total return of 3.35% per share.* It paid income dividends of approximately $.611 per share, exempt from Federal personal income taxes. This is equivalent to an annualized tax-free distribution rate per share of 4.50%.** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
THE ECONOMY
    Over the reporting period, the economy grew moderately, showing little evidence of accelerating inflation despite the robust pace of new job creation and the low unemployment rate. It was fear of accelerating inflation that prompted a sharp rise in long-term interest rates earlier in the year: however, by year-end, long-term rates had fallen by one half of one percent (50 basis points) from last summer's peak. Contributing to the drop in rates was the decision of the Open Market Committee of the Federal Reserve Board (the "Fed") to leave short-term interest rates unchanged.
    Inflation at the consumer level of the economy remains in the 3% range, which has been accompanied by a comparably benign inflation picture at the production level of the economy as well. The so-called "core" Producer Price Index (it excludes the energy and food components because of their volatility) rose just 0.1% in November and a mere 0.6% for the previous 12 months. Producers appeared to have little ability to pass on price increases to their customers, a reason cited by the Fed as evidence of the lack of rising price inflation.
    Despite the sanguine price environment, consumers remained wary spenders and modest borrowers, and retail sales growth has been moderate. Nevertheless, the renewed decline in mortgage rates spurred the housing market: existing home sales in November increased for the first time in six months. New housing starts also rose sharply, with the November increase the largest monthly rise since July 1995. Job growth still appears to have underlying strength: monthly increases in workers added to payrolls could also move higher. The recent unemployment rate rose slightly, but still remained near a seven-year low.
    Lending optimism to the prospect for continued economic growth was the report from The Conference Board - a private research group - that its Index of Leading Economic Indicators rose for the tenth consecutive month in November. An increase in this index generally correlates with economic expansion over the next three to twelve months. Manufacturing remained firm all year: both factory orders and industrial production rose moderately. Despite this overall strength in production, there were some signs of moderation at year-end. Inventories have built up and orders for durable goods - those items intended to last three or more years - declined.
    Last year, high employment, low inflation and moderate economic growth stayed the Fed's hand from raising interest rates. The economy is now in the sixth year of this business cycle and we remain alert to signs of the potential rekindling of inflationary pressures.
MARKET ENVIRONMENT
    As your Fund's year concluded, some of the concerns regarding tax-exempt securities waned. The outcome of the November elections met with a generally favorable reaction in the market: a Democratic President and a Congress still controlled by the Republicans provides the right balance to ensure that the status quo is maintained. Furthermore, both the White House and the legislators on Capital Hill are earnestly talking about balancing the budget and lowering the capital gains tax rate. From the perspective of the municipal market, any lingering concerns about major tax reform should finally be put to rest as it appears that the American electorate failed to embrace the far-reaching tax overhaul plans proposed by most of the Republican Presidential hopefuls.

    The last year has produced far better returns for equity holders than bond owners. When viewing the lofty levels attained by most stock market indexes, one has to wonder whether the next twelve months will be as rewarding as the prior ones. Certainly, the Chairman of the Federal Reserve Board has some concerns about the current valuation levels in the stock market. Last month stocks reacted negatively to remarks by Chairman Greenspan citing the market's "irrational exuberance". While the implications for the bond markets are uncertain, at least some investors believe that any sell-off in stocks will spur investors to shift more assets to municipal bonds.
THE PORTFOLIO
    Since mid-year 1996 we have held steadfast in our decision to maintain a somewhat aggressive position with the portfolio. During this period the tone of the municipal market was uncertain at best. We felt, however, that attempting to predict market changes would be foolhardy. As a result, we focused our efforts on balancing the portfolio with discount bonds as a counterbalance to the income-producing premium bonds already owned. This was accomplished by concentrating on the purchase of long-maturity, liquid discount bonds with good structural characteristics.
    The portfolio also sold a fair number of current coupon bonds with short calls. This strategy allowed the portfolio to take profits as well. Having accomplished the aforementioned goals, performance improved.
    We will continue to manage the portfolio utilizing this strategy as we enter 1997. The market is not currently offering any concrete signs alluding to its direction. In fact, in our opinion, it appears that the municipal market will continue to be somewhat lackluster through the first quarter of 1997, although we expect that Florida securities will continue to be sought-after by national funds, as well as by Florida bond funds.
    Our primary tasks which will guide our portfolio management decisions are to earn a high level of current income to the extent it is consistent with the preservation of capital while at the same time maintaining high credit quality. Included in this report is a series of detailed statements outlining the portfolio's holdings and financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Funds and the Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
January 15, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. **Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND                                                      DECEMBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS FLORIDA
INTERMEDIATE MUNICIPAL BOND FUND AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL
BOND INDEX
[Exhibit A:
Dollars
$14,297
Lehman Brothers 10-Year Municipal Bond Index*
$13,821
Dreyfus Florida
Intermediate Municipal
Bond Fund
*Source: Lehman Brothers]
Average Annual Total Returns
                        One Year Ended                                         From Inception (1/21/92)
                      December 31, 1996                                          to December 31, 1996
                     ______________________                                    ________________________
                            3.35%                                                       6.76%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Florida Intermediate Municipal Bond Fund on 1/21/92 (Inception Date) to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. For comparative purposes, the value of the Index on 1/31/92 is used as the beginning value on 1/21/92. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in Florida municipal securities and maintains a portfolio with a weighted-average maturity ranging between 3 and 10 years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers 10-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in Florida municipal obligations. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS                                                                                DECEMBER 31, 1996
                                                                                                       Principal
Long-Term Municipal Investments-95.5%                                                                   Amount          Value
                                                                                                        ______         ______
Florida-90.4%
Alachua County Health Facilities Authority, Health Facilities Revenue:
    Refunding (Santa Fe Health Systems Project)
      6.875%, 11/15/2002 (Prerefunded; 11/15/2000) (a)......................                    $    3,380,000  $   3,579,420
    (Shands Teaching Hospital) 5.20%, 12/1/2007 (Insured; MBIA).............                         1,700,000      1,736,159
Bay County, RRR, Refunding:
    6%, 7/1/2001 (Insured; MBIA)............................................                         1,250,000      1,332,687
    6.10%, 7/1/2002 (Insured; MBIA).........................................                         2,095,000      2,261,469
    6.20%, 7/1/2003 (Insured; MBIA).........................................                         1,250,000      1,367,512
Boca Raton, Beach Aquisition Revenue 6.125%, 1/1/2006 (Insured; MBIA).......                         2,100,000      2,310,294
Boynton Beach, Utility Systems Revenue 5.375%, 11/1/2008 (Insured; FGIC)....                         1,000,000      1,029,960
Brevard County Health Facilities Authority, Revenue, Refunding:
    (Holmes Regional Medical Center Project) 5.30%, 10/1/2007 (Insured; MBIA)                        3,000,000      3,060,150
    (Wuesthoff Memorial Hospital) 6.90%, 4/1/2002...........................                         2,500,000      2,768,950
Broward County, Refunding 6.125%, 1/1/2006..................................                         1,950,000      2,093,071
Broward County School Board, COP:
    6%, 7/1/2001 (Insured; AMBAC)...........................................                         1,000,000      1,066,150
    6.10%, 7/1/2002 (Insured; AMBAC)........................................                         2,000,000      2,158,920
Broward County School District, Refunding:
    5.80%, 2/15/2002........................................................                         2,000,000      2,119,720
    5.30%, 2/15/2004........................................................                         5,000,000      5,193,300
    6%, 2/15/2004...........................................................                         3,000,000      3,229,230
Canaveral Port Authority, Revenue, Refunding
    Port Improvement 5.40%, 6/1/2002 (Insured; FGIC)........................                         2,000,000      2,090,180
Celebration Community Development District, Special Assessment
    5.60%, 5/1/2004 (Insured; MBIA).........................................                         6,400,000      6,739,200
Charlotte County, Utility Revenue, Refunding 5.40%, 10/1/2008 (Insured; FGIC)                        1,210,000      1,249,143
Collier County, Capital Improvement Revenue, Refunding:
    5.75%, 10/1/2006 (Insured; MBIA)........................................                         1,985,000      2,127,900
    5.85%, 10/1/2007 (Insured; MBIA)........................................                         2,105,000      2,257,191
Coral Springs, Water and Sewer Revenue, Refunding
    5.50%, 9/1/2003 (Insured; FGIC).........................................                         1,425,000      1,499,570
Correctional Privatization Commission, COP
    (South Bay Correctional Facility) 5%, 8/1/2008 (Insured; MBIA)..........                         2,070,000      2,052,860
Dade County:
    Aviation Revenue:
      6%, 10/1/2003 (Insured; MBIA).........................................                         2,000,000      2,146,820
      6.15%, 10/1/2004 (Insured; MBIA)......................................                         2,000,000      2,162,440
    Public Facilities Revenue, Refunding
      (Jackson Memorial Hospital) 5.20%, 6/1/2004 (Insured; MBIA)...........                         2,750,000      2,837,752
    Resource Recovery Facilities Revenue, Refunding:
      5.35%, 10/1/2008 (Insured; AMBAC).....................................                         3,000,000      3,025,800
      5.50%, 10/1/2009 (Insured; AMBAC).....................................                         3,000,000      3,043,830


DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                             DECEMBER 31, 1996
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                             Amount          Value
                                                                                                        ______         ______
Florida (continued)

Dade County (continued):
    School District, Refunding:
      4.50%, 7/15/2008 (Insured; MBIA)......................................                    $    5,000,000  $   4,709,400
      4.75%, 7/15/2009 (Insured; MBIA)......................................                         2,000,000      1,904,520
    (Seaport) 5.90%, 10/1/2002 (Insured; AMBAC).............................                         2,470,000      2,640,578
Dade County Health Facilities Authority, HR, Refunding
    (North Shore Medical Center Project):
      5.90%, 8/15/2001 (Insured; AMBAC).....................................                         1,725,000      1,830,208
      6%, 8/15/2002 (Insured; AMBAC)........................................                         1,760,000      1,888,128
Daytona Beach, Water and Sewer Revenue, Refunding
    5.75%, 11/15/2008 (Insured; AMBAC)......................................                         2,270,000      2,365,272
Deerfield Beach, Water and Sewer Improvement Revenue, Refunding
    6.125%, 10/1/2003 (Insured; FGIC).......................................                         1,180,000      1,289,020
Duval County School District, Refunding:
    5.90%, 8/1/2002 (Insured; AMBAC)........................................                         4,500,000      4,817,655
    6.25%, 8/1/2005 (Insured; AMBAC)........................................                         2,400,000      2,612,184
First Florida Governmental Financing Commission, Revenue:
    6.30%, 7/1/2002 (Insured; MBIA).........................................                         1,000,000      1,089,130
    Refunding 6%, 7/1/2003 (Insured; MBIA)..................................                         3,000,000      3,248,550
Florida, Pollution Control 5.90%, 7/1/2002..................................                         2,500,000      2,678,275
Florida Board of Education, Capital Outlay, Refunding (Public Education):
    5%, 6/1/2004............................................................                        12,000,000     12,279,360
    5.90%, 6/1/2005.........................................................                         1,295,000      1,376,973
    5%, 6/1/2009............................................................                         7,780,000      7,712,236
Florida Division of Bond Finance Department, General Services Revenues:
    (Department of Environmental-Preservation 2000):
      5.25%, 7/1/2008 (Insured; MBIA).......................................                         3,000,000      3,052,110
      5.25%, 7/1/2010 (Insured; MBIA).......................................                         7,250,000      7,232,673
    (Department of Natural Resources-Preservation 2000):
      5.90%, 7/1/2002 (Insured; MBIA).......................................                         3,850,000      4,118,730
      6.40%, 7/1/2003 (Insured; AMBAC)......................................                         3,450,000      3,768,608
      6.10%, 7/1/2004 (Insured; MBIA).......................................                         2,420,000      2,610,430
Florida Municipal Power Agency, Revenue:
    (All-Requirements Power Supply Project):
      5.80%, 10/1/2001 (Insured; AMBAC).....................................                         1,000,000      1,058,690
      5.90%, 10/1/2002 (Insured; AMBAC).....................................                         1,000,000      1,069,630
    Refunding (Saint Lucie Project) 5.40%, 10/1/2005 (Insured; FGIC)........                         3,500,000      3,637,760
Florida Sunshine Skyway, Revenue, Refunding:
    6.10%, 7/1/2001.........................................................                         1,650,000      1,760,270
    6.20%, 7/1/2002.........................................................                         1,315,000      1,413,914
Florida Turnpike Authority, Turnpike Revenue
    5.90%, 7/1/2005 (Insured; FGIC).........................................                         2,700,000      2,866,239

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                DECEMBER 31, 1996
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                             Amount          Value
                                                                                                        ______         ______
Florida (continued)
Fort Myers, Improvement Revenue:
    Refunding:
      4.80%, 12/1/2004 (Insured; AMBAC).....................................                    $    1,130,000  $   1,142,939
      4.90%, 12/1/2005 (Insured; AMBAC).....................................                         1,290,000      1,306,215
      5%, 12/1/2006 (Insured; AMBAC)........................................                         1,005,000      1,019,482
    (Special Assessment-Geo Area 24) 7.05%, 7/1/2005........................                           950,000      1,010,164
Greater Orlando Aviation Authority, Orlando Airport Facilities Revenue:
    6.25%, 10/1/2006 (Insured; FGIC)........................................                         4,600,000      5,039,070
    Refunding 6.10%, 10/1/2002 (Insured; FGIC)..............................                         2,000,000      2,164,580
Hernando County School District, Refunding:
    6.10%, 8/1/2003 (Insured; MBIA).........................................                         2,000,000      2,178,480
    5.50%, 9/1/2004 (Insured; MBIA).........................................                         1,580,000      1,668,275
Hialeah Gardens, IDR (Waterford Convalescent)
    7.875%, 12/1/2007.......................................................                         1,000,000      1,051,550
Hillsborough County:
    Refunding (Environmentally Sensitive Lands Acquisition and Protection)
      5.875%, 7/1/2001......................................................                         1,295,000      1,374,112
    Revenue, Refunding (Capital Improvement Program) 5%, 8/1/2009 (Insured; FGIC)                    1,730,000      1,710,053
Hillsborough County Aviation Authority, Revenue, Refunding
    (Tampa International Airport) 5.45%, 10/1/2002 (Insured; AMBAC).........                         3,295,000      3,448,218
Hillsborough County Hospital Authority, HR, Refunding
    (Tampa General Hospital Project) 6.125%, 10/1/2002 (Insured; FSA).......                         3,350,000      3,619,139
Indian Trace Community Development District, Refunding
    (Water Management-Special Benefit) 5.375%, 5/1/2005 (Insured; MBIA).....                         2,265,000      2,357,367
Jacksonville, Revenue, Refunding:
    Excise Taxes:
      4.875%, 10/1/2007 (Insured; FGIC).....................................                         2,500,000      2,485,350
      6.50%, 10/1/2008 (Insured; AMBAC).....................................                         1,000,000      1,095,170
    Guaranteed Entitlement 5.50%, 10/1/2002 (Insured; AMBAC)................                         1,400,000      1,473,024
Jacksonville Beach, Utilities Revenue, Refunding 5.125%, 10/1/2004 (Insured; MBIA)                   1,500,000      1,542,375
Jacksonville Electric Authority, Revenue Refunding:
    Electric Systems 5.40%, 10/1/2004.......................................                         2,250,000      2,343,330
    (Saint John's River) 5%, 10/1/2004......................................                         5,000,000      5,098,600
Kissimmee Utility Authority, Electric System Improvement Revenue, Refunding
    5%, 10/1/2003 (Insured; FGIC)...........................................                         2,000,000      2,055,180
Lake County, Resource Recovery Industrial Development Revenue, Refunding
    (NRG/Recovery Group) 5.85%, 10/1/2009...................................                         6,000,000      5,939,400
Lake Worth, Refunding 5.80%, 10/1/2005 (Insured; AMBAC).....................                         1,000,000      1,076,230
Lakeland, Revenue:
    Electric and Water, Refunding
      5.90%, 10/1/2007......................................................                         2,385,000      2,579,568

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                     DECEMBER 31, 1996
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                        ______         ______
Florida (continued)
Lakeland, Revenue (continued):
    Hospital Systems (Lakeland Regional Medical Center)
      4.90%, 11/15/2008 (Insured; MBIA).....................................                    $    1,020,000  $     997,407
Lee County Hospital Board of Directors, HR, Refunding
    (Lee Memorial Hospital Project) 5.80%, 4/1/2002 (Insured; MBIA).........                         2,730,000      2,892,653
Melbourne, Water and Sewer Revenue, Refunding 6%, 10/1/2001 (Insured; FGIC).                           745,000        796,688
Miami Beach, Water and Sewer Revenue 5.10%, 9/1/2005 (Insured; FSA).........                         1,500,000      1,539,525
Miami Beach Health Facilities Authority, HR, Refunding
    (Mount Sinai Medical Center Project) 5.70%, 11/15/2003..................                         1,500,000      1,603,200
Nassau County, PCR, Refunding (ITT Rayonier, Inc. Project)
    5.90%, 7/1/2005.........................................................                         1,075,000      1,106,831
North Broward Hospital District, HR, Refunding:
    6.10%, 1/1/2002 (Insured; MBIA).........................................                         2,050,000      2,194,833
    6.125%, 1/1/2003 (Insured; MBIA)........................................                         2,000,000      2,156,600
Ocean Highway and Port Authority, Revenue
    6.25%, 12/1/2002 (LOC; ABN Amro Bank) (b)...............................                         3,500,000      3,754,835
Orange County, Revenue:
    Solid Waste Facility 6%, 10/1/2002 (Insured; FGIC)......................                         1,000,000      1,077,270
    Tourist Development Tax 6.15%, 10/1/2002 (Insured; AMBAC)...............                         2,455,000      2,663,184
    Water and Wastewater, Refunding 5.80%, 10/1/2002 (Insured; AMBAC).......                         2,080,000      2,213,224
Orange County Health Facilities Authority, HR
    (Orlando Regional Healthcare-A) 5.50%, 11/1/2003 (Insured; MBIA)........                         2,000,000      2,106,420
Orlando, Capital Improvement Special Revenue 5.50%, 10/1/2003...............                         2,000,000      2,103,160
Orlando Utilities Commission, Water and Electric Revenue, Refunding:
    5.60%, 10/1/2003........................................................                        10,000,000     10,621,500
    5.75%, 10/1/2005........................................................                         2,000,000      2,145,360
    5.80%, 10/1/2006........................................................                         5,930,000      6,379,731
Osceola County, Revenue:
    Gas Tax Improvement, Refunding:
      5.50%, 4/1/2003 (Insured; FGIC).......................................                         1,365,000      1,437,782
      5.65%, 4/1/2004 (Insured; FGIC).......................................                         1,445,000      1,529,764
    Transportation (Osceola Parkway Project)
      5.90%, 4/1/2007 (Insured; MBIA).......................................                         1,500,000      1,585,515
Osceola County Industrial Development Authority, Revenue
    (Community Provider Pooled Loan Program) 8%, 7/1/2004...................                         4,284,000      4,523,047
Osceola County School Board, COP, Refunding
    5%, 6/1/2007 (Insured; AMBAC)...........................................                         2,000,000      2,013,640
Palm Bay 4.25%, 3/1/2006 (Insured; MBIA)....................................                         1,000,000        942,160
Palm Beach County, Revenue:
    Criminal Justice Facilities, Refunding:
      5.10%, 6/1/2003 (Insured; FGIC).......................................                         5,000,000      5,184,300
      5.375%, 6/1/2010 (Insured; FGIC)......................................                         1,825,000      1,862,559

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    DECEMBER 31, 1996
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                             Amount          Value
                                                                                                        ______         ______
Florida (continued)
Palm Beach County, Revenue (continued):
    Water and Sewer 5%, 10/1/2010 (Insured; MBIA)...........................                    $    7,320,000  $   7,138,244
Palm Beach County School District, Refunding:
    6%, 8/1/2006 (Insured; AMBAC)...........................................                         1,000,000      1,065,030
    6%, 8/1/2007 (Insured; AMBAC)...........................................                         3,000,000      3,183,000
Pasco County, Refunding:
    Optional Gas Tax Revenue 5.50%, 8/1/2002 (Insured; FGIC)................                         1,980,000      2,081,000
    Water and Sewer Revenue:
      5.50%, 10/1/2002 (Insured; FGIC)......................................                         2,500,000      2,630,400
      5.40%, 10/1/2003 (Insured; FGIC)......................................                         1,500,000      1,570,530
Polk County, Capital Improvement Revenue, Refunding
    6%, 12/1/2002 (Insured; MBIA)...........................................                         1,900,000      2,050,309
Punta Gorda, Utilities Revenue, Refunding 5.50%, 1/1/2002 (Insured; AMBAC)..                         1,315,000      1,376,595
Reedy Creek Improvement District:
    4.90%, 6/1/2009 (Insured; AMBAC)........................................                         3,930,000      3,821,218
    Utilities Revenue 6.30%, 10/1/2003 (Insured; MBIA)......................                         1,000,000      1,083,330
Saint John's County, Water and Sewer Revenue, Refunding
    5%, 6/1/2008 (Insured; MBIA)............................................                         1,020,000      1,022,162
Saint John's County Industrial Development Authority, HR
    (Flagler Hospital Project) 5.80%, 8/1/2003..............................                         1,000,000      1,018,980
Saint Lucie County School District:
    4.25%, 2/1/2005 (Insured; FSA)..........................................                         3,495,000      3,336,886
    4.25%, 2/1/2006 (Insured; FSA)..........................................                         2,945,000      2,775,957
    Refunding 5.90%, 7/1/2002 (Insured; AMBAC)..............................                         1,780,000      1,904,244
Saint Petersburg, Public Improvement Revenue, Refunding
    6%, 2/1/2002 (Insured; MBIA)............................................                         1,500,000      1,604,880
Sarasota County, Refunding:
    6.25%, 10/1/2004 (Insured; FGIC)........................................                         1,505,000      1,632,323
    Utilities Systems Revenue:
      5.50%, 10/1/2003 (Insured; FGIC)......................................                         2,130,000      2,242,400
      5.60%, 10/1/2004 (Insured; FGIC)......................................                         2,345,000      2,482,909
Seminole County School District, Refunding 6%, 8/1/2003 (Insured; MBIA).....                         2,500,000      2,709,000
South Miami Health Facilities Authority, HR, Refunding
    (Baptist Health System) 5.15%, 10/1/2008 (Insured; MBIA)................                         1,295,000      1,300,206
Sunrise, Revenue:
    Public Facilities:
      6.20%, 10/1/2004 (Insured; MBIA)......................................                         2,000,000      2,182,720
      6.50%, 10/1/2007 (Insured; MBIA)......................................                         1,000,000      1,102,600
      Refunding 6%, 10/1/2001 (Insured; MBIA)...............................                         1,000,000      1,069,380
    Utility System, Refunding 5.20%, 10/1/2005 (Insured; AMBAC).............                         1,395,000      1,436,892
Tallahassee, Health Facilities Revenue, Refunding
    (Tallahassee Memorial Regional Medical Center):
      5.50%, Series A, 12/1/2002 (Insured; MBIA)............................                         1,010,000      1,060,631

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   DECEMBER 31, 1996
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                        ______         ______
Florida (continued)
Tallahassee, Health Facilities Revenue, Refunding (continued):
    (Tallahassee Memorial Regional Medical Center) (continued):
      5.50%, Series B, 12/1/2002 (Insured; MBIA)............................                    $    1,000,000  $   1,050,130
Tampa, Revenue:
    (Alleghany Health Systems-Saint Mary's)
      5.75%, 12/1/2007 (Insured; MBIA)......................................                         2,750,000      2,897,813
    (Aquarium, Inc. Project) 7.25%, 5/1/2005................................                         1,200,000      1,372,728
    Water and Sewer:
      6.30%, 10/1/2006......................................................                         1,590,000      1,719,315
      Refunding 5%, 10/1/2008 (Insured; FGIC)...............................                         1,000,000        998,600
Volusia County, Sales Tax Improvement Revenue, Refunding
    6.40%, 10/1/2007 (Insured; MBIA)........................................                         2,000,000      2,173,800
Volusia County Educational Facility Authority, Revenue
    (Embry-Riddle Aeronautical University):
      5.875%, 10/15/2002 (Insured; College Construction Loan Insurance Association)                  1,145,000      1,223,043
      6.10%, 10/15/2003 (Insured; College Construction Loan Insurance Association)                   1,000,000      1,087,630
Volusia County Health Facilities Authority, Revenue, Refunding
    (Health Care-John Knox) 5.75%, 6/1/2008.................................                         1,540,000      1,585,415
Volusia County Special Assessment (Bethune Beach Wastewater Project):
    6.60%, 7/1/2001.........................................................                         1,045,000      1,066,527
    6.875%, 7/1/2005........................................................                           880,000        920,858
U.S. Related-5.1%
Puerto Rico Commonwealth, Refunding 5.20%, 7/1/2003.........................                         5,000,000      5,211,100
Puerto Rico Electric Power Authority, Electric Revenue, Refunding
    5.50%, 7/1/2002 (Insured; FSA)..........................................                         6,000,000      6,323,820
Puerto Rico Municipal Finance Agency 5.60%, 7/1/2002........................                         3,100,000      3,218,637
Puerto Rico Public Buildings Authority, Revenue, Refunding:
    6.10%, 7/1/2000.........................................................                         2,500,000      2,625,075
    (Public Education and Health Facilities) 6.50%, 7/1/2003................                         1,000,000      1,100,580
Virgin Islands Water and Power Authority, Water Systems Revenue
    7.20%, 1/1/2002.........................................................                           700,000        730,618
                                                                                                                       ______
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $345,835,376)...................                                     $361,966,795
                                                                                                                       ======

Short-Term Municipal Investments-4.5%
Florida-.8%
Broward County Housing Finance Authority, MFHR, VRDN:
    (Lake Park Associates Limited Partnership)
      3.85% (LOC; Keybank National Association) (b,c).......................                    $    1,500,000  $   1,500,000
    (Sanctuary Apartment Project) 3.95% (LOC; PNC Bank) (b,c)...............                         1,400,000      1,400,000

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                    DECEMBER 31, 1996
                                                                                                      Principal
Short-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                        ______         ______
U.S. Related-3.7%

Puerto Rico Commonwealth Government Development Bank, Refunding, VRDN
    3.75% (LOC; Credit Suisse) (b,c)........................................                    $    1,400,000  $   1,400,000
Puerto Rico Electric Power Authority, Power Revenue
    3.25% (Insured; FSA) (d)................................................                        12,600,000     12,600,000
                                                                                                                       ______
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $16,900,000)...................                                    $  16,900,000
                                                                                                                       ======
TOTAL INVESTMENTS-100.0% (cost $362,735,376)................................                                     $378,866,795
                                                                                                                       ======

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
COP           Certificate of Participation                                    Insurance Corporation
FGIC          Financial Guaranty Insurance Corporation           MFHR    Multi-Family Housing Revenue
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
HR            Hospital Revenue                                   RRR     Resources Recovery Revenue
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes
LOC           Letter of Credit

Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
______                             ________                       ________________           __________________
AAA                                Aaa                            AAA                               71.2%
AA                                 Aa                             AA                                19.3
A                                  A                              A                                  4.1
BBB                                Baa                            BBB                                2.1
F-1+ & F-1                         MIG1, VMIG1 & P1               SP1 & A1                            .7
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      2.6
                                                                                                   ___
                                                                                                   100.0%
                                                                                                   ===

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b)  Secured by letter of credit.
    (c) Securities payable on demand. The interest rate, which is subject to change, is based on bank prime rates or an index of market interest rates.
    (d) Inverse floater security-the interest rate is subject to change periodically.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (g) At December 31, 1996, 28.2% of the Fund's net assets are insured by MBIA.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                 DECEMBER 31, 1996
                                                                                                        Cost            Value
                                                                                                      ______            ______
ASSETS:                          Investments in securities-See Statement of Investments         $362,735,376      $378,866,795
                                 Cash.......................................                                         3,838,829
                                 Interest receivable........................                                         6,005,277
                                 Receivable for shares of Beneficial Interest subscribed                                 3,562
                                 Prepaid expenses...........................                                             4,421
                                                                                                                        ______
                                                                                                                   388,718,884
                                                                                                                        ______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         198,912
                                 Payable for investment securities purchased                                           501,377
                                 Payable for shares of Beneficial Interest redeemed                                     84,634
                                 Accrued expenses...........................                                            34,691
                                                                                                                        ______
                                                                                                                       819,614
                                                                                                                        ______
NET ASSETS..................................................................                                      $387,899,270
                                                                                                                        ======
REPRESENTED BY:                  Paid-in capital............................                                      $372,659,312
                                 Accumulated net realized gain (loss) on investments                                  (891,461)
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments-Note 3......................                                        16,131,419
                                                                                                                        ______
NET ASSETS..................................................................                                      $387,899,270
                                                                                                                        ======
SHARES OUTSTANDING
(Unlimited number of $.001 par value shares of Beneficial Interest authorized)............................          28,844,126
NET ASSET VALUE, offering and redemption price per share-Note 2(d)..........                                            $13.45
                                                                                                                           ===




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF OPERATIONS                                                                        YEAR ENDED DECEMBER 31, 1996
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $20,923,493
EXPENSES:                        Management fee-Note 2(a)...................                   $  2,352,191
                                 Shareholder servicing costs-Note 2(b)......                        572,329
                                 Professional fees..........................                         54,908
                                 Custodian fees.............................                         39,850
                                 Trustees' fees and expenses-Note 2(c)......                         38,769
                                 Prospectus and shareholders' reports.......                         22,846
                                 Registration fees..........................                          3,400
                                 Miscellaneous..............................                         45,267
                                                                                                     ______
                                       Total Expenses.......................                                          3,129,560
                                                                                                                         ______
INVESTMENT INCOME-NET.......................................................                                         17,793,933
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                   $  3,318,458
                                 Net unrealized appreciation (depreciation) on investments       (8,882,785)
                                                                                                     ______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         (5,564,327)
                                                                                                                         ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $12,229,606
                                                                                                                         ======





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             Year Ended         Year Ended
                                                                                           December 31, 1996  December 31, 1995
                                                                                           ________________  ________________
OPERATIONS:
    Investment income-net...............................................                     $   17,793,933    $   19,639,540
    Net realized gain (loss) on investments.............................                          3,318,458           440,616
    Net unrealized appreciation (depreciation) on investments...........                         (8,882,785)       34,797,540
                                                                                                    _______           _______
      Net Increase (Decrease) in Net Assets Resulting from Operations...                         12,229,606        54,877,696
                                                                                                    _______           _______
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...............................................                        (17,898,089)      (19,592,473)
                                                                                                    _______           _______
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold.......................................                         92,656,622       152,976,653
    Dividends reinvested................................................                         11,899,150        13,179,448
    Cost of shares redeemed.............................................                       (139,884,125)     (181,906,301)
                                                                                                    _______           _______
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions                   (35,328,353)      (15,750,200)
                                                                                                    _______           _______
          Total Increase (Decrease) in Net Assets.......................                        (40,996,836)       19,535,023
NET ASSETS:
    Beginning of Period.................................................                        428,896,106       409,361,083
                                                                                                    _______           _______
    End of Period.......................................................                      $ 387,899,270     $ 428,896,106
                                                                                                    =======           =======
Undistributed investment income-net.....................................                              __      $       104,156
                                                                                                    _______           _______

                                                                                                    Shares             Shares
                                                                                                    _______           _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................                          6,915,255        11,550,916
    Shares issued for dividends reinvested..............................                            888,707           992,073
    Shares redeemed.....................................................                        (10,440,624)      (13,756,816)
                                                                                                    _______           _______
      Net Increase (Decrease) in Shares Outstanding.....................                         (2,636,662)       (1,213,827)
                                                                                                    =======           =======



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Year Ended December 31,
                                                               ______________________________________________________
PER SHARE DATA:                                                  1996        1995        1994        1993        1992(1)
                                                                  ___         ___         ___         ___         ___
    Net asset value, beginning of period.........              $13.62      $12.52      $13.85      $12.94      $12.50
                                                                  ___         ___         ___         ___         ___
    Investment Operations:
    Investment income-net........................                 .61         .62         .66         .70         .69
    Net realized and unrealized gain (loss)
      on investments.............................                (.17)       1.10       (1.33)        .92         .44
                                                                  ___         ___         ___         ___         ___
    Total from Investment Operations.............                 .44        1.72        (.67)       1.62        1.13
                                                                  ___         ___         ___         ___         ___
    Distributions:
    Dividends from investment income-net.........                (.61)       (.62)       (.65)       (.70)       (.69)
    Dividends from net realized gain on investments                 -           -           -        (.01)          -
    Dividends in excess of net realized gain
      on investments.............................                   -           -        (.01)          -           -
                                                                  ___         ___         ___         ___         ___
    Total Distributions..........................                (.61)       (.62)       (.66)       (.71)       (.69)
                                                                  ___         ___         ___         ___         ___
    Net asset value, end of period...............              $13.45      $13.62      $12.52      $13.85      $12.94
                                                                  ===         ===         ===         ===         ===
TOTAL INVESTMENT RETURN..........................                3.35%      13.98%      (4.92%)     12.84%       9.86%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .80%        .69%        .48%        .20%          -
    Ratio of net investment income
      to average net assets......................                4.53%       4.70%       5.01%       5.20%       5.78%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                   -         .08%        .32%        .64%       1.00%(2)
    Portfolio Turnover Rate......................               19.14%      25.00%      18.76%      13.48%      13.01%(3)
    Net Assets, end of period (000's Omitted)....            $387,899    $428,896    $409,361    $538,495    $332,582
(1)    From January 21, 1992 (commencement of operations) to December 31, 1992.
(2)    Annualized.
(3)    Not annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Florida Intermediate Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutua l Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: The Fund's investments are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal
Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $888,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, the carryover expires in fiscal 2003.

DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1996, the Fund was charged an aggregate of $346,959 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $166,536 during the period ended December 31, 1996.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.
    (d) A 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Exchange Privilege) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs within a fifteen day period following the date of issuance.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1996 amounted to $73,540,175 and $112,437,670, respectively.
    At December 31, 1996, accumulated net unrealized appreciation on investments was $16,131,419 consisting of $16,646,572 gross unrealized appreciation and $515,153 gross unrealized depreciation.
    At December 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Trustees
Dreyfus Florida Intermediate Municipal Bond Fund
    We have audited the accompanying statement of assets and liabilities of Dreyfus Florida Intermediate Municipal Bond Fund, including the statement of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Florida Intermediate Municipal Bond Fund at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [ERNST & YOUNG LLP signature logo]

New York, New York
February 3, 1997



DREYFUS FLORIDA INTERMEDIATE MUNICIPAL BOND FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended December 31, 1996 as "exempt-interest dividends" (not subject to regular Federal income tax and, for individuals who are Florida residents, not subject to taxation by Florida).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 1996 calendar year on Form 1099-DIV which will be mailed by January 31, 1997.


[Dreyfus lion "d" logo]
DREYFUS FLORIDA INTERMEDIATE
MUNICIPAL BOND FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                           740AR9612
[Dreyfus logo]
Florida
Intermediate
Municipal
Bond Fund
Annual Report
December 31, 1996